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                                                                   EXHIBIT 10.12

                          CONSENT TO SUBLEASE AGREEMENT

         This Consent to Sublease Agreement (this "Agreement") is made as of January 14, 2000 by and among Spieker Properties, L.P., a California limited partnership, ("Master Landlord"), SiteSmith, Inc., a California corporation ("Sublandlord"), and DPSS Lasers, Inc., a California corporation ("Subtenant").

                                    RECITALS

         This Agreement is made with regard to the following facts:

         A. Master Landlord and Sublandlord, as tenant, entered into a Lease dated September 15, 1999, (the "MASTER LEASE"), for premises located at 3281 Scott Blvd., (the "BUILDING"). Initially capitalized terms not otherwise defined herein shall have the same meanings as described in the Lease.

         B. Under the terms of Paragraph 9 of the Master Lease, Sublandlord has requested Master Landlord's consent to the Sublease Agreement dated January 14, 2000, between Sublandlord and Subtenant ( the "SUBLEASE"), which would sublease to Subtenant the Premises, as more particular described in the Sublease (the "SUBLEASED PREMISES"). A copy of the Sublease is attached to this Agreement as EXHIBIT A.

         C. Master Landlord is willing to consent to the Sublease on the terms and conditions contained in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the patties agree as follows.

              1. MASTER LANDLORD'S CONSENT. Master Landlord consents to the Sublease. This consent is granted only on the terms and conditions stated in this Agreement. Master Landlord is not bound by any of the terms, covenants, or conditions of the Sublease. The Sublease is subject and subordinate to the Master Lease.

              2.   LIMITS OF CONSENT.

                   2.1 NONRELEASE OF SUBLANDLORD; FURTHER TRANSFERS; RECAPTURE RIGHTS. Neither the Sublease nor this Agreement will:

                          (A)   release  Sublandlord  from any  liability,
whether past, present or future, under the Master Lease;

                          (B)   alter  the  primary  liability  of  Sublandlord
to pay the Rent and perform all of Tenant's obligations under the Master Lease (including the payment of all bills rendered by Master Landlord for charges incurred by Subtenant for services and materials supplied to the Subleased Premises);


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                          (C)   be construed as a waiver of Master  Landlord's
right to consent to any proposed transfer after the date hereof by Sublandlord under the Master Lease or Subtenant under the Sublease, or as a consent to any portion of the Subleased Premises being used or occupied by any other party; or

                          (D)   limit  Master  Landlord's  right,  in the  event
of a proposed future sublease, to recapture any portion of the Premises, including the Subleased Premises, affected by that proposed sublease, as provided in Paragraph 9 of the Master Lease.

                   Master Landlord may consent to the subsequent sublease and assignment of the Sublease or any amendments or modifications to the Sublease without notifying Sublandlord or anyone else liable under the Master Lease, including any guarantor of the Master Lease, and without obtaining their consent. No such action by Master Landlord will relieve those persons from any liability to Master Landlord or otherwise with regard to the Subleased Premises.

              3.   RELATIONSHIP WITH MASTER LANDLORD.

                   3.1 ASSIGNMENT OF TENANT'S INTEREST TO MASTER LANDLORD. Sublandlord assigns and transfers to Master Landlord Sublandlord's interest in the Sublease and all rentals and income arising from the Sublease, subject to the terms of this Section 3. Master Landlord, by consenting to the Sublease, agrees that, until Sublandlord defaults in performing its obligations under the Master Lease, Sublandlord may receive, collect, and enjoy the rents accruing under the Sublease.

                   3.2 EFFECT OF SUBLANDLORD DEFAULT UNDER MASTER LEASE. If Sublandlord defaults in the performance of its obligations to Master Landlord, under Paragraph 16 of the Master Lease (whether or not Master Landlord terminated the Master Lease), Master Landlord may at its option by notice to Sublandlord, do either of the following.

                          (A)   Terminate the Sublease; or

                          (B)   Elect to receive and collect,  directly  from
Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 3.3, below.

                   3.3 MASTER LANDLORD'S ELECTION TO RECEIVE RENTS. Master Landlord will not, as a result of the Sublease, or as a result of the collection of rents or any other sums from Subtenant under Section 3.2(b), above, be liable to Subtenant for any failure of Sublandlord to perform any obligation of Sublandlord under the Sublease.

                   Sublandlord irrevocably authorizes and directs Subtenant, on receipt of any written notice from Master Landlord stating that a default exists in the performance of Sublandlord's obligations under the Master Lease, to pay to Master Landlord the rents and any other sums due and to become due under the Sublease. Sublandlord agrees that Subtenant has the right to rely on any such statement from Master Landlord, and that Subtenant will pay those rents and other sums to Master Landlord without any obligation or right to inquire as to whether


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a default exists and despite any notice or claim from Sublandlord to the contrary. Sublandlord will not have any right or claim against Subtenant for those rents or other sums paid by Subtenant to Master Landlord. Master Landlord will credit Sublandlord with any rent received by Master Landlord under this assignment, but the acceptance of any payment on account of rent from Subtenant as the result of a default by Sublandlord will not: (a) be an attornment by Master Landlord to Subtenant or by Subtenant to Master Landlord; (b) be a waiver by Master Landlord of any provision of the Master Lease; or (c) release Sublandlord from any liability under the terms, agreements, or conditions of the Master Lease. No payment of rent by Subtenant directly to Master Landlord, regardless of the circumstances or reasons for that payment, will be deemed an attornment by Subtenant to Master Landlord in the absence of a specific written agreement signed by Master Landlord to that effect.

                   3.4 MASTER LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event the Master Lease is terminated prior to the expiration of the term of the Sublease, Master Landlord shall have the right, pursuant to notice to Subtenant, to succeed to Sublandlord's interest in the Sublease and cause Subtenant to attorn to Master Landlord. Master Landlord will assume the obligation of Sublandlord under the Sublease from the time of the exercise of the option, but Master Landlord will not be:

                          (A)   liable  for any rent paid by  Subtenant  to
Sublandlord more than one month in advance, or any security deposit paid by Subtenant to Sublandlord;

                          (B)   liable for any act or omission of  Sublandlord
under the Master Lease or for any default of Sublandlord under the Sublease which occurred prior to the Master Landlord's assumption;

                          (C)   subject to any  defenses or offsets  that
Subtenant may have against Sublandlord which arose prior to Master Landlord's assumption; or

                          (D)   bound by any  changes or  modifications  made to
the Sublease without the written consent of Master Landlord.

              4. CONSIDERATION FOR SUBLEASE. Sublandlord and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type which has been paid or is payable by Subtenant to Sublandlord in connection with the Sublease, other than as disclosed in the Sublease.

              5.   GENERAL PROVISIONS.

                   5.1 BROKERAGE COMMISSION. Sublandlord and Subtenant agree that Master Landlord will not be liable for any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement. Sublandlord and Subtenant will protect, defend, indemnify, and hold Master Landlord harmless from any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement, and from any cost or expense (including attorney fees) incurred by Master Landlord in resisting any claim


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for any such brokerage commission or finder's fee. The provisions of this
Section 5.1 shall survive the expiration or earlier termination of the Sublease and this Agreement.

                   5.2 NOTICE. Any notice that may or must be given by any party under this Agreement will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to the Master Landlord, Sublandlord or Subtenant shall be sent to the respective address set forth on the signature page below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 5.2.

                   5.3 CONTROLLING LAW. The terms and provisions of this Agreement will be construed in accordance with, and will be governed by, the laws of the State of California.

                   5.4 ENTIRE AGREEMENT; WAIVER. This Agreement constitutes the final, complete and exclusive statement between the parties to this Agreement pertaining to the terms of Master Landlord's consent to the Sublease, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors and assigns.

                   5.5 WAIVER OF JURY TRIAL; ATTORNEY FEES. If any party commences litigation against any other party for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties waive any right to a trial by jury and, in the event of any commencement of litigation, the prevailing party shall be entitled to recover from the applicable party such costs and reasonable attorney fees as may have been incurred.


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         The parties have executed this Consent to Sublease Agreement as of the above date.

MASTER LANDLORD:

SPIEKER PROPERTIES, L.P., a California limited partnership

By:      Spieker Properties, Inc., a Maryland corporation, its
general partner

                                                  Master Landlord Address:

By:                                               3333 Bowers Avenue, Suite 153
    ----------------------------                  Santa Clara, CA 95054
         Joseph D. Russell, Jr.


Its:     President, Silicon Valley                Phone:  (408) 727-5600

SUBLANDLORD:                                      Sublandlord Address:

SiteSmith, Inc., a California corporation         3283 Scott Blvd.
                                                  Santa Clara, CA 95054

By:                                               Phone:  (408) 987-6419
    ----------------------------
         Marvin Tseu

Its:     Chief Executive Officer

SUBTENANT:                                        Subtenant Address:

DPSS Lasers, Inc., a California corporation       3281 Scott Blvd.
                                                  Santa Clara, CA 95054

By:                                               Phone:  (408) 844-9955
    ----------------------------
         Thomas M. Hogan

Its:     Chief Executive Officer


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                                    SUBLEASE

1.   PARTIES

     This Sublease is entered into this 14TH day of JANUARY 2000 by and between SITESMITH, INC., A CALIFORNIA CORPORATION, SUBLESSOR, and DPSS LASERS, INC., A CALIFORNIA CORPORATION, SUBLESSEE, as a Sublease under the Master Lease dated SEPTEMBER 15, 1999 entered into by SPIEKER PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP, AS LESSOR, and SITESMITH, INC., AS SUBLESSOR, under this Sublease as Lessee; a copy of the Master Lease is attached hereto as Exhibit "A."

2.   PREMISES

     Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Premises together with the appurtenances, situated in the CITY OF SANTA CLARA, County of SANTA CLARA, State of California, commonly known and described as that APPROXIMATELY 12,000 SQUARE FEET OF AREA LOCATED AT 3281 SCOTT BLVD., SANTA CLARA, CALIFORNIA.

3.   TERM

     (a) The term of this sublease shall be for a period of nine (9) months, commencing on the 1st day of February 2000, and ending on the 31st day of October 2000.

4.   RENTAL

     Sublessor and Sublessee mutually agree that Sublessee shall occupy the Premises free of rent, operating expenses (including property taxes and external maintenance) and utilities for the full term of the sublease.

5.   SECURITY DEPOSIT/ESCROW ACCOUNT

     Sublessor shall establish an Escrow Account on behalf of Sublessee upon the execution hereof in the amount of ONE HUNDRED THOUSAND DOLLARS AND NO/100THS ($100,000.00) as security for Sublessor's faithful performance of Sublessor's obligation hereunder. If Sublessor fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessee may use, apply or retain all or any portion of said deposit for the payment of any rent or other change in default or for the payment of any other sum to which Sublessee may become obligated by reason of Sublessor's default, or to compensate Sublessee for any loss or damage which Sublessee may suffer thereby.

     If Sublessor performs all of Sublessor's obligations hereunder, said deposit, or so much thereof as has heretofore not been applied by Sublessee, shall be returned, without payment of interest or other increment for its use to Sublessor at the expiration of the term hereof

6.   USE



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     Sublessee shall use the premises for general office, research and development and light manufacturing. Sublessor shall maintain adequate lighting, electrical, air conditioning and heat services to Sublessee during the term. If Sublessor fails to maintain these services, then Sublessee may draw against the escrow account to secure these services.

7.   PROVISIONS CONSTITUTING SUBLEASE

     This sublease is subject to all of the terms and conditions of the Master Lease in Exhibit "A" and Sublessor shall assume and perform the obligations of the Lessee in said Master Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this Sublease. Neither Sublessor or Sublessee shall commit or permit to be committed on the Premises any act or omission, which shall violate any terms or condition of the Master Lease. In the event of termination of Sublessor's interest as Lessee under the Master Lease for any reason, then this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee other than those remedies provided by the Security Deposit/Escrow Account, which would provide the payment of the remaining balance of the Escrow Account to DPSS Lasers, Inc.

     As terms and conditions of this Sublease (with each reference therein to Lessor and Lessee to be deemed to refer to Sublessor and Sublessee) and along with all of the following paragraphs set out in this Sublease, shall be the complete terms and conditions of this Sublease.

8.   CONTINUING RIGHTS AND OBLIGATIONS

     All rights and obligations of SiteSmith, Inc. and DPSS Lasers, Inc. to one another shall also be obligations of any succeeding company to the extent that there is a change of ownership or identity of either company.

9.   ASSIGNMENT OF SUBLEASE

     Sublessee shall not assign this sublease or any interest therein, nor sublet the demised premises or any part thereof, or any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any person without the written consent of Sublessor having first been obtained. Any such assignment, further subletting, occupancy or use without the prior written consent or the Sublessor shall at the option of the Sublessor terminate this Sublease.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease in duplicate.

Sublessor  SITESMITH, INC.,             Sublessee  DPSS LASERS, INC.,
           A CALIFORNIA CORPORATION                A CALIFORNIA CORPORATION

           ----------------------------            -----------------------------
           Marvin Tseu                             Thomas M. Hogan

           Chief Executive Officer                 Chief Executive Officer
           ----------------------------            -----------------------------

           DATED:                                  DATED:
                 ---------------------                   -----------------------


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